ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital
Investment Funds

Commodity Trading Advisors - Managed Futures
IPM Systematic Macro Fund LP	8/1/2018	$7,088,013	$6,813,568	2.49%
Two Sigma Absolute Return Macro Enhanced Fund, LP	4/1/2016	7,525,000	7,917,831	2.89

Total Commodity Trading Advisors - Managed Futures		14,613,013	14,731,399	5.38

Distressed
VR Global Onshore Fund, L.P.	10/1/2016	10,940,540	12,620,834	4.61

Total Distressed		10,940,540	12,620,834	4.61

Equity Long/Short - High Hedge
Deep Basin Long-Short Fund LP	11/1/2018	5,900,000	5,777,169	2.11
Holocene Advisors Fund LP	5/1/2017	9,075,000	10,540,695	3.85
Magnetar Equity Opportunities Fund LLC	2/1/2011	985,541	4,661,931	1.71
Millennium USA, L.P.	8/1/2008	4,550,397	9,501,063	3.47

Total Equity Long/Short - High Hedge		20,510,938	30,480,858	11.14

Equity Long/Short - Opportunistic
Boldhaven Fund	8/1/2018	10,000,000	10,191,010	3.73
Castle Hook Fund LP	11/1/2016	7,743,503	8,494,569	3.10
Pelham Global Financials Fund LP	6/1/2017	8,900,000	9,133,540	3.34
Pelham Long/Short Fund LP	11/1/2009	6,025,318	9,433,926	3.45
Pleiad Asia Onshore Feeder Fund	8/1/2015	7,472,264	8,079,222	2.95
Turiya Fund LP	8/1/2012	2,741,346	3,027,013	1.11

Total Equity Long/Short - Opportunistic		42,882,431	48,359,280	17.68

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital
Investment Funds (continued)

Event Driven Equity
Sachem Head LP	10/1/2014	$3,729,108	$4,931,225	1.80%

Total Event Driven Equity		3,729,108	4,931,225	1.80

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	11,000,000	11,230,373	4.11

Total Fixed Income Arbitrage		11,000,000	11,230,373	4.11

Macro
AKAZ Onshore Fund LP	11/1/2018	7,575,000	7,089,868	2.59
Autonomy Global Macro Fund L.P.	11/1/2012	7,698,757	13,003,947	4.75
Brevan Howard US Rates Opportunities Fund L.P	12/1/2018	1,800,000	1,807,535	0.66
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	4,794,395	9,347,667	3.42
Element Capital US Feeder Fund LLC	4/1/2017	10,987,500	13,461,494	4.92
Gemsstock Fund LP	2/1/2018	8,250,000	6,935,660	2.54
Rokos Global Macro Fund LP	11/1/2015	10,156,993	12,081,949	4.42
X2 Opportunistic Debt Fund, LLC	3/1/2017	7,156,533	8,903,799	3.25

Total Macro		58,419,178	72,631,919	26.55

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital
Investment Funds (continued)

Merger/Risk Arbitrage
Castlerigg Merger Arbitrage Enhanced Fund, L.P.	9/1/2017	$8,911,954	$9,828,785	3.59%

Total Merger/Risk Arbitrage		8,911,954	9,828,785	3.59

Mortgage Arbitrage
Rimrock Structured Product Fund, L.P.	1/1/2014	1,779,202	2,309,555	0.85
Shelter Growth Opportunities Fund LP	10/1/2015	6,407,405	8,535,291	3.12
Tilden Park Investment Fund LP	4/1/2012	3,353,721	8,181,051	2.99

Total Mortgage Arbitrage		11,540,328	19,025,897	6.96

Multi-Strategy
Citadel Wellington LLC	7/1/2002	5,577,671	16,216,487	5.93
QVT SLV Onshore Ltd	3/1/2012	118,564	268,258	0.10

Total Multi-Strategy		5,696,235	16,484,745	6.03

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	9,325,000	14,005,383	5.12
Two Sigma Spectrum U.S. Fund, LP	4/1/2010	13,577,156	26,347,958	9.63

Total Statistical Arbitrage		22,902,156	40,353,341	14.75

Total Investments in Investment Funds		$211,145,881	280,678,656	102.60

Liabilities in excess of Other Assets			(7,120,828)	(2.60)

Total Partners’ Capital			$273,557,828	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Strategy Allocation	Percent of Partners’ Capital
Macro	26.55%
Equity Long/Short - Opportunistic	17.68
Statistical Arbitrage	14.75
Equity Long/Short - High Hedge	11.14
Mortgage Arbitrage	6.96
Multi-Strategy	6.03
Commodity Trading Advisors - Managed Futures	5.38
Distressed	4.61
Fixed Income Arbitrage	4.11
Merger/Risk Arbitrage	3.59
Event Driven Equity	1.80

Total Investments in Investment Funds	102.60%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Directors (the “Board”) of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Partnership’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Partnership’s interest in such Investment Fund, consistent with the Partnership’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Funds of Hedge Funds and Alternative Lending Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Partnership’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an Investment Fund, using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Partnership’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Partnership been available.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Partnership would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Partnership uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Partnership’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Partnership’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Partnership are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Partnership to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Partnership’s adoption was limited to changes in the Partnership’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

For the year ended March 31, 2019, the Partnership did not have any transfers between Levels 1, 2, or 3.

As of March 31, 2019, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.